EXHIBIT 10


                          SECURE COMPUTING CORPORATION
                       1997 NON-OFFICER STOCK OPTION PLAN

                     DEFINED TERMS AND RULES OF CONSTRUCTION


1.       DEFINITIONS.

         Set forth below are the meanings of certain terms used in this Plan.

                  a. "Affiliate" means any corporation that is a "parent corporation" or "subsidiary corporation" of the Company, as those terms are defined in Section 424(e) and (f) of the Code, or any successor provision.

                  b. "Agreement" means a written contract entered into between the Company or an Affiliate and a Participant containing the terms and conditions of an Award in such form and not inconsistent with this Plan as the Committee shall approve from time to time, together with all amendments thereto, which amendments may be unilaterally made by the Company (with the approval of the Committee) unless such amendments are deemed by the Committee to be materially adverse to the Participant and are not required as a matter of law.

                  c. "Award" means a grant made under this Plan in the form of Options.

                  d. "Board" means the Board of Directors of the Company.

                  e. "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  f. "Committee" means three or more Disinterested Persons designated by the Board to administer the Plan under Section 3.

                  g. "Company" means Secure Computing Corporation, a Delaware corporation, or any successor to substantially all of its businesses.

                  h. "Effective Date" means the date specified in Section 7.1 hereof.

                  i. "Employee" means (i) any full-time employee of the Company who is not an officer or director of the Company or any parent corporation of the Company and (ii) any contractor or advisor to or representative of the Company or any Affiliate thereof, notwithstanding that such person is an not an employee of the Company within the meaning of the Code. References in this Plan to "employment" and related terms shall include the providing of services in the capacity as contractor or other advisor to or representative of the Company.

                  j. "Event" means any of the following; provided, however, that no Event shall be deemed to have occurred unless and until a majority of the directors constituting the Incumbent Board (as defined below) shall have declared that an Event has occurred:

                           (1) The acquisition by any individual, entity or
                  group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Exchange Act Rule 13d-3) of 20% (except for acquisitions by any individual, entity or group that, prior to the effectiveness of this Plan, owns 20 % or more of any class of capital stock of the Company) or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of the Board (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute an Event:

                                    (A) any acquisition of voting securities of
                           the Company directly from the Company,

                                    (B) any acquisition of voting securities of
                           the Company by the Company or any of its wholly owned Subsidiaries,

                                    (C) any acquisition of voting securities of
                           the Company by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries, or

                                    (D) any acquisition by any corporation with
                           respect to which, immediately following such acquisition, more than 60% of respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such acquisition in substantially the same proportions as was their ownership, immediately prior to such acquisition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be;

                           (2) Individuals who, as of the Effective Date,
                  constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director of the

                  Board subsequent to the Effective Date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest which was (or, if threatened, would have been) subject to Exchange Act Rule 14a-11;

                           (3) Approval by the stockholders of the Company of a
                  reorganization, merger, consolidation or statutory exchange of Outstanding Company Voting Securities, unless immediately following such reorganization, merger, consolidation or exchange, all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, consolidation or exchange beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger, consolidation or exchange in substantially the same proportions as was their ownership, immediately prior to such reorganization, merger, consolidation or exchange, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; or

                           (4) Approval by the stockholders of the Company of
                  (i) a complete liquidation or dissolution of the Company or
                  (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation with respect to which, immediately following such sale or other disposition, more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as was their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be.

         Notwithstanding the above, an Event shall not be deemed to occur with respect to a recipient of an Award if the acquisition of the 20% or greater interest referred to in paragraph (1) is by a group, acting in concert, that includes that recipient or if at least 40% of the then outstanding common stock or combined voting power of the then outstanding voting securities (or voting equity interests) of the surviving corporation or of any corporation (or other entity) acquiring all or substantially all of the assets of the Company shall be beneficially owned, directly or indirectly, immediately after a reorganization, merger, consolidation, statutory share exchange or sale or other disposition of assets referred to in paragraphs (3) or (4) by a group, acting in concert, that includes that recipient.

                  k. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

                  l. "Fair Market Value" as of any date means, unless otherwise expressly provided in the Plan:

                           (i) the closing price of a Share on the date
                  immediately preceding that date or, if no sale of Shares shall have occurred on that date, on the next preceding day on which a sale of Shares occurred,

                                    (A) on the composite tape for New York Stock
                           Exchange listed shares, or

                                    (B) if the Shares are not quoted on the
                           composite tape for New York Stock Exchange listed shares, on the principal United States Securities Exchange registered under the Exchange Act on which the Shares are listed, or

                                    (C) if the Shares are not listed on any such
                           exchange, on the Nasdaq National Market, or

                           (ii) if clause (i) is inapplicable, the mean between
                  the closing "bid" and the closing "asked" quotation of a Share on the date immediately preceding that date, or, if no closing bid or asked quotation is made on that date, on the next preceding day on which a quotation is made, on the NASDAQ System or any system then in use, or

                           (iii) if clauses (i) and (ii) are inapplicable, what
                  the Committee determines in good faith to be 100% of the fair market value of a Share on that date.

         However, if the applicable securities exchange or system has closed for the day at the time the event occurs that triggers a determination of Fair Market Value, whether the grant of an Award, the exercise of an Option or Stock Appreciation Right or otherwise, all references in this paragraph to the "date immediately preceding that date" shall be deemed to be references to "that date". In the case of an Incentive Stock Option, if such determination of Fair Market Value is not consistent with the then current regulations of the Secretary of the Treasury, Fair Market Value shall be determined in accordance with said regulations. The determination of Fair Market Value shall be subject to adjustment as provided in Section 16.

                  m. "Fundamental Change" shall mean a dissolution or liquidation of the Company, a sale of substantially all of the assets of the Company, a merger or consolidation of the Company with or into any other corporation, regardless of whether the Company is the surviving corporation, or a statutory share exchange involving capital stock of the Company.

                  n. "Non-Employee Director" means a member of the Board who is considered a non-employee director within the meaning of Exchange Act Rule 16b-3(b)(3)(i) or any successor definition.

                  o. "Option" means a non-statutory right (which is not intended to meet the requirements of Code Section 422 or any successor to said section relating to "incentive stock options") to purchase Stock pursuant to an Award under the Plan.

                  p. "Participant" means an Employee to whom an Award is made.

                  q. "Plan" means this Secure Computing Corporation 1997 Non-Officer Stock Option Plan, as amended from time to time.

                  r. "Retirement" as applied to a Participant, means (i) until such time as the Company adopts an employee pension benefit plan (as that term is defined in Section 3(2) of the Employee Retirement Income Security Act of 1974), termination of employment with the Company at any time upon or after attaining age 65; (ii) after adoption by the Company of an employee pension benefit plan, termination of employment with the Company at a time when the Participant is eligible for normal retirement under such a plan, as amended from time to time, or any successor plan thereto.

                  s. "Share" means a share of Stock.

                  t. "Stock" means the common stock, $.01 par value per share (as such par value may be adjusted from time to time), of the Company.

                  u. "Subsidiary" means a "subsidiary corporation", as that term is defined in Code Section 424(f) or any successor provision.

                  v. "Successor" means the legal representative of the estate of a deceased Participant or the person or persons who may, by bequest or inheritance, or pursuant to the terms of an Award or of forms submitted by the Participant to the Committee pursuant to Section 15, acquire the right to exercise an Option in the event of a Participant's death.

                  w. "Term" means the period during which an Option may be exercised.

                  x. "Total and Permanent Disability" as applied to a Participant, means disability within the meaning of Section 22(e)(3) of the code or any successor provision.

2. GENDER AND NUMBER.

         Except when otherwise indicated by context, reference to the masculine gender shall include, when used, the feminine gender and any term used in the singular shall also include the plural.